Exhibit 10.21

CERTAIN INFORMATION (INDICATED BY “[…***…]”) HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
First Amendment to the Settlement and Termination Agreement

This First Amendment to the Settlement and Termination Agreement (this “First Amendment”) is entered into as of January 10, 2024 (the “First Amendment Effective Date”) by and among Bristol-Myers Squibb Company, a Delaware corporation (“BMS”), Celgene Corporation, a Delaware corporation (“Celgene Corporation”), Celgene Switzerland LLC, a Delaware limited liability company (“Celgene Switzerland”), Celgene Holdings East Corporation, a New Jersey corporation (“Celgene East”), Celgene Kappa Holdings LLC, a Delaware limited liability company (“Celgene Kappa”) and Celgene Logistics Sàrl (“Celgene Logistics”), a corporation incorporated under the laws of Switzerland, on the one hand (collectively, with BMS, Celgene Corporation, Celgene Switzerland, Celgene East, Celgene Kappa and Celgene Logistics, “Celgene”), and BeiGene, Ltd., an exempted company incorporated under the laws of the Cayman Islands, and BeiGene Switzerland GmbH, a company incorporated in Switzerland (“BeiGene Switzerland”, and together with BeiGene, Ltd., “BeiGene”). BMS, Celgene Corporation, Celgene Switzerland, Celgene East, Celgene Kappa, Celgene Logistics, BeiGene Switzerland, and BeiGene, Ltd., are sometimes referred to herein individual as a “Party” and collectively, the “Parties.”
WHERAS, Celgene and BeiGene entered into that certain Settlement and Termination Agreement as of August 1, 2023 (the “Agreement”).
WHEREAS, the CDE granted the Revlimid renewal license with certain conditions on December 11, 2023.
WHEREAS, BeiGene has requested that Celgene deliver a reduced quantity of the Fall 2023 Supply of Revlimid, Celgene has agreed to such reduced amounts, and the Parties wish to amend the Agreement to reflect such reduced quantity for the Fall 2023 Supply of Revlimid as well as to extend the deadline date for which Celgene must deliver the Fall 2023 Supply of Revlimid.
NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:
I.Definition. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Settlement Agreement.
II.Amendment.
a.Notwithstanding anything to the contrary contained in Section 3 Pending Product Orders; Continued Right to Sell, the Parties mutually agree that the units of Revlimid to be delivered in the Fall 2023 Supply are reduced to the following amounts without penalty or payment obligation by BeiGene for the difference in volumes between the Fall 2023 Supply units originally set out in the Agreement and the following: […***…].

b.Notwithstanding anything to the contrary contained in Section 3 Pending Product Orders; Continued Right to Sell, the Parties mutually agree that Celgene may have until January 15, 2024, to deliver the Fall Supply 2023 Supply of Revlimid.
III.Entire Agreement. This First Amendment shall be deemed incorporated into and made a part of the Agreement. The provisions of this First Amendment shall constitute an amendment to the Agreement, and, to the extent that any term or provision of this First Amendment may be deemed expressly inconsistent with any term or provision in the Agreement, this First Amendment shall govern and control. Except as expressly modified by the terms of this First Amendment, all of the terms, conditions, and provisions of the Agreement are hereby ratified, and the Agreement remains in full force and effect.
IV.Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the state of New York, without giving effect to the principles of conflicts of law.
V.Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement and shall become effective when each Party has signed and delivered a copy to the other Party. Any manual signature on this Agreement that is faxed, scanned, photocopied, emailed or otherwise electronically transmitted in any generally accepted format, and any electronic signature valid under the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001, et. seq. shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual “wet ink” signature, and the Parties hereby waive any objection to the contrary.

[Remainder of Page Intentionally Left Blank]

    IN WITNESS WHEREOF, the undersigned Parties, by their respective authorized counsel, to hereby execute this First Amendment Agreement as of the First Amendment Effective Date.

BEIGENE, LTD.		BEIGENE SWITZERLAND GMBH

By:	/s/ CHAN LEE	By:	/s/ MICHAEL SCHOEN
Printed Name: Chan Lee		Printed Name: Michael Schoen
Title: General Counsel		Title: Special Advisor to the CEO

CELGENE SWITZERLAND LLC		CELGENE HOLDINGS EAST CORPORATION

By:	/s/ KIMBERLY JABLONSKI	By:	/s/ KIMBERLY JABLONSKI
Printed Name: Kimberly Jablonski		Printed Name: Kimberly Jablonski
Title: Manager		Title: Director

CELGENE LOGISTICS SÀRL		CELGENE LOGISTICS SÀRL

By:	/s/ SHEAN TEO BURGAT	By:	/s/ GRAEME LOWE
Printed Name: Shean Teo Burgat		Printed Name: Graeme Lowe
Title: Snr Director, Swiss Controller		Title: Executive Director Quality

CELGENE CORPORATION		BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ KIMBERLY JABLONSKI	By:	/s/ KIMBERLY JABLONSKI
Printed Name: Kimberly Jablonski		Printed Name: Kimberly Jablonski
Title: Director		Title: Corporate Secretary

[Signature Page to First Amendment of the Settlement and Termination Agreement]

CELGENE KAPPA HOLDINGS LLC

By:	/s/ KIMBERLY JABLONSKI
Printed Name: Kimberly Jablonski
Title: Manager

[Signature Page to First Amendment of the Settlement and Termination Agreement]

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